Exhibit 10.1

AMENDMENT NO. 2 TO THREE-YEAR CREDIT AGREEMENT, dated as of June 20, 2025 (this “Amendment”), to the Three-Year Credit Agreement, dated as of June 22, 2021 (as amended by Amendment No. 1, dated as of June 30, 2022, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among INTERNATIONAL BUSINESS MACHINES CORPORATION (“IBM” or the “Borrower”), the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower has requested an extension of the Termination Date under the Credit Agreement and certain Lenders (the “Extending Lenders”), which, after giving effect to Section 2 of this Amendments, will collectively constitute the Required Lenders, are willing to extend the Termination Date on the terms and subject to the conditions set forth herein (such extension, the “2025 Extension”);

WHEREAS, certain Lenders (each, an “Assigning Lender”) have agreed to assign all or a part of their respective Commitments to certain Extending Lenders (each, an “Assuming Lender”) on the terms and subject to the conditions set forth herein;

WHEREAS, notwithstanding anything to the contrary in the Credit Agreement, each of the parties hereto agrees that this Amendment (i) constitutes an Extension Request by the Borrower (and acceptance of such request by each Extending Lender) pursuant to Section 2.21(a) of the Credit Agreement and (ii) shall satisfy all requirements set forth in Section 2.21 for the purposes of this Extension Request; and

WHEREAS, pursuant to, and in compliance with the requirements of, Section 11.1 of the Credit Agreement, the Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below) immediately after giving effect to Section 2 of this Amendment:

(a)          the existing Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as set forth in the attached Schedule 1 hereto; and

(b)          the definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Termination Date”: June 20, 2028, as such date may be extended in accordance with Section 2.21 (or if such date is not a Business Day, the Business Day immediately prior thereto).

SECTION 2.  Assignment and Assumption.

(a)          Subject to the satisfaction of the conditions set forth in Section 3 hereof, (i) each of the Assuming Lenders severally agrees to purchase, on the terms and subject to the conditions set forth in the Assignment and Assumption attached as Exhibit G to the Credit Agreement (the “Assignment and Assumption”) (and subject to and in accordance with the Standard Terms and Conditions set forth on Annex 1 thereto and the other requirements therein which are hereby agreed to by each Assuming Lender and incorporated herein by reference and made a part of this Section 2 as if set forth herein in full (as incorporated herein, the “Standard Terms and Conditions”)), collectively, certain Commitments from the Assigning Lenders and the related Assigned Interests (as defined in the Assignment and Assumption) and (ii) each of the Assigning Lenders hereby agrees to assign, on the terms and subject to the conditions set forth in the Assignment and Assumption (and subject to and in accordance with the Standard Terms and Conditions, which are hereby agreed to by each Assigning Lender), such Commitments and the related Assigned Interests to the Assuming Lenders, in each case, in such amounts as required to give effect to the Commitments of the Lenders set forth in Schedule 1 hereto (collectively, the “Assignments”).  Such assignments and assumptions shall be effective on the Amendment No. 2 Effective Date immediately prior to giving effect to the amendments set forth in Section 1 hereof, with each Assuming Lender constituting an Assignee (as defined in the Assignment and Assumption) for purposes of the Assignments (including the Standard Terms and Conditions) and each Assigning Lender constituting an Assignor (as defined in the Assignment and Assumption) for purposes of the Assignments (including the Standard Terms and Conditions).

(b)          The Borrower and the Administrative Agent hereby consent to the Assignments. In connection with the Assignments and for purposes of the Assignments only, the Administrative Agent hereby waives the processing and recordation fees set forth in Section 11.8(b) of the Credit Agreement.

(c)          After giving effect to the Assignments, the Commitments of each Lender shall be as set forth in Schedule 1 hereto.

SECTION 3.  Conditions to Effectiveness of this Amendment. This Amendment shall become effective (the “Amendment No. 2 Effective Date”) upon the satisfaction of the following conditions precedent:

(a)          the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and Lenders representing all the Lenders;

(b)          the Administrative Agent shall have received all documentation and other information about IBM as has been reasonably requested in writing at least five days prior to the Amendment No. 2 Effective Date by the Administrative Agent (on behalf of itself or any Lender) that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and

(c)          on or before the Amendment No. 2 Effective Date, the Administrative Agent shall have received, for its own account and the account of each Lender, as applicable, the fees and expenses in the amounts and on the dates previously agreed to in writing by IBM in connection with this Amendment.

SECTION 4.  Effects on Credit Agreement.  Except as specifically amended herein, all provisions of the Credit Agreement shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement or to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders, all the Lenders or the Administrative Agent, as applicable.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

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SECTION 5.  Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)          as of the Amendment No. 2 Effective Date, each of the representations and warranties made by the Borrower in or pursuant to the Amended Credit Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Amendment No. 2 Effective Date as if made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date; and

(b)          both immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 2 Effective Date.

SECTION 6.  Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses, including, reasonable and documented attorneys’ fees, in connection with or relating to this Amendment.

SECTION 7.  Integration.  This Amendment represents the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.

SECTION 8.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.  THE PROVISIONS OF SECTION 11.17 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT TO THE SAME EXTENT AS IF FULLY SET FORTH HEREIN.

SECTION 9.  Counterparts; Electronic Execution.

(a)          This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by email or telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(b)          Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing in this Amendment shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature  shall be promptly followed by a manually executed counterpart.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (iv) waives any claim against any indemnified person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any indemnified liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL BUSINESS MACHINES CORPORATION, as the Borrower

By:	/s/ Mark Hobbert
	Name:	Mark Hobbert
	Title:	Vice President and Assistant Treasurer

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Lender

By:	/s/ Melanie George
	Name:	Melanie George
	Title:	Vice President

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Michael Kowalczuk
	Name:	Michael Kowalczuk
	Title:	Managing Director

By:	/s/ Maria Mulic
	Name:	Maria Mulic
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: CITIBANK, N.A., as a Lender

By:	/s/ Susan Olsen
	Name:	Susan Olsen
	Title:	Vice President

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: ROYAL BANK OF CANADA, as a Lender

By:	/s/ Theodore Brown
	Name:	Theodore Brown
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:	/s/ Andres Barbosa
	Name:	Andres Barbosa
	Title:	Managing Director

By:	/s/ Zara Kamal
	Name:	Zara Kamal
	Title:	Executive Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: Bank of America, N.A., as a Lender

By:	/s/ James Haack
	Name:	James Haack
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicholas Sibayan
	Name:	Nicholas Sibayan
	Title:	Vice President

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Marko Lukin
	Name:	Marko Lukin
	Title:	Vice President

By:	/s/ Ming K Chu
	Name:	Ming K Chu
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: HSBC Bank USA, National Association, as a Lender

By:	/s/ Aleem Shamji
	Name:	Aleem Shamji
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: MIZUHO BANK, LTD. as a Lender

By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: MUFG Bank, Ltd., as a Lender

By:	/s/ Eric Enberg
	Name:	Eric Enberg
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Irlen Mak
	Name:	Irlen Mak
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: Wells Fargo Bank, N.A., as a Lender

By:	/s/ Sid Khanolkar
	Name:	Sid Khanolkar
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Brian Crowley
	Name:	Brian Crowley
	Title:	Managing Director

By:	/s/ Armen Semizian
	Name:	Armen Semizian
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Bernadette Murphy
	Name:	Bernadette Murphy
	Title:	Managing Director & Authorized Signatory

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Starr
	Name:	Dan Starr
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

SOCIETE GENERALE, as a Lender

By:	/s/ Jonathan Weinberger
	Name:	Jonathan Weinberger
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Yvonne Bai
	Name:	Yvonne Bai
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ Allan Kortan
	Name:	Allan Kortan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: Truist Bank, as a Lender

By:	/s/ Jim C. Wright
	Name:	Jim C. Wright
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Name of Institution: U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt S. Scullin
	Name:	Matt S. Scullin
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

ING Bank N.V., Dublin Branch as a Lender

By:	/s/ Padraig Matthews
	Name:	Padraig Matthews
	Title:	Director

For any Lender requiring a second signature block:

By:	/s/ Rosemary Healy
	Name:	Rosemary Healy
	Title:	Director

[Signature Page to Amendment No. 2 to Three-Year Credit Agreement]

Schedule 1

Schedule 1.1 to Three-Year Credit Agreement

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$175,000,000.00
BNP Paribas	$175,000,000.00
Citibank, N.A.	$175,000,000.00
Royal Bank of Canada	$175,000,000.00
Banco Santander, S.A., New York Branch	$125,000,000.00
Bank of America, N.A.	$125,000,000.00
Barclays Bank PLC	$125,000,000.00
Deutsche Bank AG New York Branch	$125,000,000.00
HSBC Bank USA, N.A.	$125,000,000.00
Mizuho Bank, Ltd.	$125,000,000.00
MUFG Bank, Ltd.	$125,000,000.00
Sumitomo Mitsui Banking Corporation	$125,000,000.00
Wells Fargo Bank, National Association	$125,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$84,375,000.00
Canadian Imperial Bank of Commerce, New York Branch	$84,375,000.00
Goldman Sachs Bank USA	$84,375,000.00
Societe Generale	$84,375,000.00
The Bank of Nova Scotia	$84,375,000.00
The Toronto-Dominion Bank, New York Branch	$84,375,000.00
Truist Bank	$84,375,000.00
U.S. Bank National Association	$84,375,000.00
Total:	$2,500,000,000.00